CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED
Exhibit 10.5

April 26, 2020

Mr. Andy Sklawer
Co-founder and COO Brickell Biotech, Inc.
5777 Central Ave, Ste 102
Boulder, Colorado USA 80301

RE: Letter Agreement for Supply of [***] of API (“Letter Agreement”)

Dear Andy,

As you know, Brickell Biotech, Inc. (“Brickell") ordered and Kaken Pharmaceutical Co., Ltd. (“Kaken”) manufactured for and delivered to Brickell [***] of API pursuant to the Clinical Supply Agreement entered into between Brickell and Kaken dated as of July 30, 2019 (“CSA”). However, Brickell has not yet paid Kaken for this API and, as of March 31, 2020 , Brickell owes Kaken a total of [***], consisting of [***] as the Price (as defined in the CSA) for the API, [***] as interest on the overdue payment of the Price for such API calculated at an annual rate of [***] in accordance with the CSA and [***] as storage charges for such API. Interest on all amounts due is continuing to accrue in accordance with the CSA and will continue to accrue in accordance with the CSA at an appropriately proportionate amount based on the Price for the API that remains unpaid and storage charges are continuing to accrue at the rate of [***] and will continue to accrue until Brickell takes delivery of all of the [***] of API.

Brickell has now requested that Kaken ship [***] of the [***] of API to Brickell provided that Kaken updates the drug master file (“DMF”) (Update #6) for the [***] API and Kaken is willing to do so, subject to the following terms and conditions:

1. On or before [***] after the date Brickell sends a written request to Kaken to update the DMF (Update #6), Brickell shall pay Kaken a total of [***] for the [***] of API (“[***] Price”) by means of wire transfer to such bank account as designated in writing by Kaken in immediately available funds without any set-off or deduction for any reason. Brickell shall provide Kaken written notice by [***] on whether to expedite updating the DMF Update #6 per paragraph 4 below.

2.After Kaken has confirmed receipt of the [***] Price in full, Kaken will notify Brickell in writing and will make available to such carrier, as Brickell notifies to Kaken in writing, [***] of API from the [***] of API that Kaken delivered to Brickell pursuant to the CSA.

3.Brickell shall pay Kaken for accrued interest with respect to the [***] of API through the date that Kaken confirms receipt in full of the [***] Price within [***] after Kaken sends Brickell an invoice for such accrued interest by means of wire transfer to such bank account as designated in writing by Kaken in immediately available funds without any set-off or deduction for any reason.
4.Subject to Brickell providing the notice to update the DMF by [***] and paying Kaken the [***] Price and accrued interest with respect to the [***] of API in accordance with this Letter Agreement and as set forth in paragraph 1, Kaken will use commercially reasonable efforts to update the DMF (Update #6) for the [***] of API by [***] for the US FDA and by [***] for Health Canada.

5.Notwithstanding the terms set forth in this Letter Agreement , Brickell will continue to owe Kaken all amounts due with respect to the remaining [***] of API that Kaken delivered to Brickell and all such unpaid amounts shall continue to accrue interest in accordance with the CSA and storage charges at the rate of [***]. Kaken reserves all its rights at law and in equity with respect to all amounts that Brickell owes Kaken, including the right to set-off amounts that Brickell owes Kaken against amounts that Kaken may owe Brickell in the future.

Please kindly signify Brickell’s agreement to the foregoing terms by signing below where indicated and return a signed copy of this Letter Agreement to my attention.

Sincerely yours,

/s/ [***]
Name: [***]
Title: [***]
Kaken Pharmaceutical Co., Ltd.

Agreed this 26th day of April, 2020.

/s/ Andy Sklawer
Name: Andy Sklawer
Title: Co-founder and COO
Brickell Biotech, Inc.

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